Third Quarter 2024 Financial Results & Business Update October 24, 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: Alkermes plc’s (the “Company”) expectations with respect to its current and future financial, commercial and operating performance, business plans or prospects, including its expected revenue and profitability. The Company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: whether the Company is able to sustain profitability; the unfavorable outcome of arbitration or litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the Company’s products or products using the Company’s proprietary technologies; the Company’s commercial activities may not result in the benefits that the Company anticipates; clinical development activities may not be completed on time or at all and the results of such activities may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the Company’s development activities; the U.S. Food and Drug Administration or other regulatory authorities may make adverse decisions regarding the Company’s products; the Company and its licensees may not be able to continue to successfully commercialize their products or support growth of such products; there may be a reduction in payment rate or reimbursement for the Company’s products or an increase in the Company’s financial obligations to government payers; the Company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2023 and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.alkermes.com in the ‘Investors – SEC Filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including non-GAAP net income and EBITDA (earnings before interest, taxes, depreciation and amortization). The Company provides these non-GAAP financial measures of the Company’s performance to investors because management believes that these non-GAAP financial measures, when viewed with the Company’s results under GAAP and the accompanying reconciliations, are useful in identifying underlying trends in ongoing operations. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent reasonably determinable, can be found in the Appendix of this presentation. Note Regarding Trademarks: The Company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. INVEGA SUSTENNA® is a registered trademark of Johnson & Johnson or its affiliated companies. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Q3 2024 Financial and Operational Performance

In millions Q3 2024 Financial Results Summary Total Revenue In millions GAAP Net Income GAAP Earnings Per Share Diluted *Q3 2024 results reflect expiration of royalty on U.S. net sales of INVEGA SUSTENNA® in August 2024

In millions Q3 2024 Profitability From Continuing Operations** GAAP Net Income From Continuing Operations In millions Non-GAAP Net Income* From Continuing Operations EBITDA* From Continuing Operations In millions *EBITDA (earnings before interest, taxes, depreciation and amortization). Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation **Q3 2024 results reflect expiration of royalty on U.S. net sales of INVEGA SUSTENNA® in August 2024.

Q3 2024 Revenue Summary Amounts in the table above may not sum due to rounding. In millions Q3’24 Q3’23 Total Proprietary Net Sales $273.0 $231.8 VIVITROL® $113.7 $99.3 ARISTADA®* $84.7 $81.8 LYBALVI® $74.7 $50.7 Manufacturing & Royalty Revenue $105.1 $149.1 Total Revenue $378.1 $380.9 *Inclusive of ARISTADA INITIO® **Reflects expiration of royalty on U.S. net sales of INVEGA SUSTENNA® in August 2024. ** **

Alkermes: 2024 Financial Expectations* *These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on Oct. 24, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. ‡Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. (in millions) Financial Expectations for Year Ending Dec. 31, 2024 Total Revenues $1,500 – $1,600 COGS $230 – $250 R&D Expense $225 – $255 SG&A Expense $625 – $655 GAAP Net Income $350 – $390 EBITDA‡ $445 – $485 Non-GAAP Net Income‡ $465 – $505 Effective Tax Rate ~17% Expected net sales of proprietary products: VIVITROL® net sales of $410M – $430M ARISTADA® net sales of $340M – $360M LYBALVI® net sales of $275M – $295M

Q3 2024 Commercial Review

LYBALVI® Performance and Expectations *These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on Oct. 24, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. LYBALVI Quarterly Net Sales ($M) Q3’24 LYBALVI® net sales of $74.7M reflects 47% growth compared to Q3’23 Q3’24 gross-to-net deductions: ~30% Outlook: FY’24 net sales expected to range from $275M – $295M*

LYBALVI® Prescription Growth Trends Q3’24 total TRx: ~57,500 reflecting 5% sequential growth compared to Q2’24 *Source: IQVIA NPA Weekly Post-Launch TRx* (Through 10/11/24) TRx Week

ARISTADA® Performance and Expectations ARISTADA Quarterly Net Sales* ($M) Q3’24 ARISTADA® net sales were $84.7M Outlook: FY’24 net sales expected to range from $340M – $360M†* *Inclusive of ARISTADA INITIO® † These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on Oct. 24, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

VIVITROL® Performance and Expectations VIVITROL Quarterly Net Sales ($M) * These expectations were initially provided by the Company on Feb. 15, 2024, are reiterated by the Company on Oct. 24, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. Q3’24 VIVITROL® net sales were $113.7M Outlook: FY’24 net sales expected to range from $410M – $430M*

Appendix

Appendix: Amounts Included in Discontinued Operations (In millions) Year Ended December 31, 2023 Three Months Ended September 30, 2024 Cost of goods manufactured and sold $ --- Research and development 0.5 Selling, general and administrative --- Income tax benefit $ (0.1) Loss from discontinued operations, net of tax $ 0.4 (In millions) Year Ended December 31, 2023 Three Months Ended September 30, 2023 Cost of goods manufactured and sold $ 0.0 Research and development 32.3 Selling, general and administrative 13.1 Income tax benefit $ (1.6) Loss from discontinued operations, net of tax $ 43.8

Appendix: Financial Results GAAP to EBITDA Adjustments (In millions) Three Months Ended September 30, 2024 Three Months Ended September 30, 2023 Net Income from Continuing Operations — GAAP $ 92.8 $ 91.6 Adjustments: Depreciation expense 7.0 8.9 Amortization expense 0.0 9.0 Interest income (10.9) (9.4) Interest expense 6.0 6.0 Income tax provision 17.4 1.2 EBITDA from Continuing Operations $ 112.3 $ 107.2 EBITDA from Discontinued Operations $ (0.5) $ (44.6) EBITDA $ 111.8 $ 62.7

Appendix: Financial Results GAAP to Non-GAAP Adjustments (In millions) Three Months Ended September 30, 2024 Three Months Ended September 30, 2023 Net Income from Continuing Operations — GAAP $ 92.8 $ 91.6 Adjustments: Share-based compensation expense 22.5 21.7 Depreciation expense 7.0 8.9 Amortization expense 0.0 9.0 Non-cash net interest expense 0.1 0.1 Separation expense 0.2 9.6 Income tax effect related to reconciling items (1.3) 3.5 Restructuring expense --- 5.9 Non-GAAP Net Income from Continuing Operations $ 121.4 $ 150.4 Non-GAAP Net Loss from Discontinued Operations $ (0.4) $ (40.8) Non-GAAP Net Income $ 121.0 $ 109.5 Amounts in the table above may not sum due to rounding.

Appendix: 2024 Guidance GAAP to EBITDA Adjustments (In millions) Year Ended December 31, 2023 Year Ending December 31, 2024 Projected Net Income — GAAP $ 370.0 Adjustments: Net interest income (16.0) Depreciation expense 35.0 Amortization expense 1.0 Provision for income taxes 75.0 Projected EBITDA $ 465.0 Projected GAAP and non-GAAP measures reflect the mid-points within the Company’s financial expectations ranges.

Appendix: 2024 Guidance GAAP to Non-GAAP Adjustments (In millions) Year Ended December 31, 2023 Year Ending December 31, 2024 Projected Net Income — GAAP $ 370.0 Adjustments: Share-based compensation expense 86.0 Depreciation expense 35.0 Amortization expense 1.0 Non-cash net interest expense 0.5 Income tax effect related to reconciling items (7.5) Projected Net Income — Non-GAAP $ 485.0 Projected GAAP and non-GAAP measures reflect the mid-points within the Company’s financial expectations ranges.

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